SUMMARY PROSPECTUS
February 28, 2014

(Ticker Symbol: MUHLX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  The Fund’s Prospectus and Statement of Additional Information, both dated February 28, 2014, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.muhlenkamp.com/fund/fund-reports.  You may also obtain this information at no cost by calling 1-800-860-3863 or by sending an e-mail request to fund@muhlenkamp.com.

SUMMARY SECTION

Investment Objective: The Muhlenkamp Fund (the “Fund”) seeks to maximize total after-tax return to its shareholders through capital appreciation, and income from dividends and interest, consistent with reasonable risk.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee (as a percentage of amount redeemed)	NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution (12b-1) Fees	NONE
Other Expenses(1)	0.27%
Total Annual Fund Operating Expenses(2)	1.27%

(1)      “Other Expenses” includes Acquired Fund Fees and Expenses (“AFFE”), which are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds.
(2)      The Total Annual Fund Operating Expenses may differ from the Ratio of Operating Expenses to Average Net Assets found within the “Financial Highlights” section of the prospectus because the audited information in the “Financial Highlights” reflects the operating expenses and does not include indirect expenses such as AFFE.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$129	$403	$697	$1,534

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 26.21% of the average value of its portfolio.

Principal Investment Strategies:  The Fund principally invests in a diversified list of common stocks of companies of any capitalization, determined by the investment adviser to be highly profitable, yet undervalued.  Muhlenkamp & Company, Inc. (the “Adviser”) looks for companies it believes to have above-average profitability, as measured by corporate return-on-equity, and that sell at below-average prices, as measured by price-to-earnings-ratios.  In pursuing its investment objectives, the Fund may also invest in securities of foreign issuers. The Fund may purchase fixed-income or debt securities from time to time as substitutes for stocks when the Adviser determines that market conditions warrant their purchase.  The Fund intends to invest for the long-term, but may sell stocks and other securities regardless of how long they have been held.

Principal Risks:  The risks associated with an investment in the Fund can increase during times of significant market volatility.  There is the risk that you could lose all or a portion of your money on your investment in the Fund.  The principal risks of the Fund include:

Management Risk
There is a risk that the strategies, research, or analysis techniques used by the Adviser and/or the Adviser’s selection of securities may fail to produce the intended results.

Small and Medium-sized Companies Risks
Small and medium-sized companies can be more sensitive to changing economic conditions.  Stocks of small and medium-sized companies are more volatile, often have less trading volume than those of larger companies, and are more difficult to sell at quoted market prices.

Credit Risks
There is a risk that an issuer of fixed-income or debt securities will not make timely payments of principal and interest.

Stock Market Risks
Investing in equity securities carries stock market risks and significant fluctuations in price – if the stock market declines in value, a fund is likely to decline in price.  Another risk associated with investments in equity securities is that of a company being unable to perform as anticipated due to factors such as poor management, weak demand for its products, and less than anticipated earnings.

Bond Market Risks
Investing in bonds may involve risks which affect the bond markets in general, such as general economic conditions and adverse changes in interest rates.

Foreign Investment Risks
Investing in foreign securities involves risks such as adverse political, social, and economic developments, different regulations to which companies are subject, currency fluctuations, limited information about the foreign companies, less liquidity in foreign markets, and less protection for the shareholders in the foreign market.

Style Risk
The Adviser follows an investing style that favors value investments.  Historically, value investments have performed best during periods of economic recovery.  Therefore, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles.  Investors should be prepared to tolerate short-term volatility in Fund returns.

Performance: The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.muhlenkamp.com.

Calendar Year Returns as of December 31

During the 10-year period shown in the bar chart, the highest return for a quarter was 23.02% (quarter ending June 30, 2009) and the lowest return for a quarter was -21.88% (quarter ending December 31, 2008).

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2013	One Year	Past 5 Years	Past 10 Years	Since Inception (11/01/88)
Muhlenkamp Fund
Return Before Taxes	34.43%	14.99%	4.23%	10.27%
Return After Taxes on Distributions	33.44%	14.49%	3.70%	9.81%
Return After Taxes on Distributions and Sale of Fund Shares	20.29%	12.18%	3.52%	9.10%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.41%	10.20%

After–tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Management

Investment Adviser: Muhlenkamp & Company, Inc. is the Fund’s investment adviser.

Portfolio Manager:  Ronald H. Muhlenkamp has served as the Fund’s portfolio manager since 1988.  Jeffrey P. Muhlenkamp has served as the Fund’s co-manager since 2014.

Purchase and Sale of Shares: You may purchase, redeem and exchange Fund shares on any business day by written request via mail (Muhlenkamp Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202-5207), by wire transfer, by telephone at 1-800-860-3863, or through a financial intermediary.  You may also purchase and redeem additional Fund shares through the Internet at www.muhlenkamp.com. Transactions will only occur on days the New York Stock Exchange (“NYSE”) is open for trading.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares.  The minimum initial amount of investment in the Fund is $1,500 ($200 for investors who invest through the automatic investment plan).  Subsequent investments in the Fund for all types of accounts will be subject to a $50 minimum.

Tax Information: The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  If made, these payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.